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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 7, 2005

                        PERICOM SEMICONDUCTOR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                 0-27026                               77-0254621
        (Commission File Number)          (I.R.S. Employer Identification No.)

               3345 North First Street, San Jose, California 95134 (Address of Principal Executive Offices) (Zip Code)

                                 (408) 435-0800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 7, 2005, Pericom Semiconductor Corporation issued a press release announcing earnings for the fiscal first quarter ended October 1, 2005. A copy of the press release is attached as Exhibit 99.1.

The information in this current report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number      Description
-------     ---------------------------------------------------------
99.1        Press Release issued by Pericom Semiconductor Corporation
            dated November 7, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PERICOM SEMICONDUCTOR CORPORATION


                                             By:  /s/ Michael D. Craighead
                                                  ------------------------------
                                                  Michael D. Craighead
                                                  Chief Financial Officer

Date: November 7, 2005